Exhibit 99.2

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2013 has been prepared as if the significant transaction during the fourth quarter of 2013 (noted herein) had occurred as of September 30, 2013. Our pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and nine months ended September 30, 2013 have been prepared based on our historical financial statements as if the significant investments and related financings and the significant disposition (noted herein) had occurred on January 1, 2012. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2012 on amounts that have been recorded in our historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information should be read in conjunction with our historical condensed consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2013. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on September 30, 2013, or results of operations had the significant transactions occurred on January 1, 2012, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2013

(in thousands)

	CWI	Hawks Cay
	Historical	Resort		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$628,563	$101,841	A	$730,404
Accumulated depreciation	(11,519)	—		(11,519)
Net investments in hotels	617,044	101,841		718,885
Equity investments in real estate	15,855	—		15,855
Net investments in real estate	632,899	101,841		734,740
Cash	241,311	(131,301)	A	174,179
		79,000	A
		(1,508)	A
		(8,942)	A
		(4,381)	A
Due from affiliates	9	—		9
Accounts receivable	4,760	433	A	5,193
Restricted cash	13,988	8,942	A	22,930
Other assets	25,539	32,264	A	59,311
		1,508	A
Total assets	$918,506	$77,856		$996,362

Liabilities and Equity
Liabilities:
Non-recourse debt	$393,747	$79,000	A	$472,747
Accounts payable, accrued expenses and other liabilities	21,421	3,237	A	24,658
Due to affiliates	2,073	—		2,073
Distributions payable	6,297	—		6,297
Total liabilities	423,538	82,237		505,775
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	59	—		59
Additional paid-in capital	520,337	—		520,337
Distributions in excess of accumulated losses	(37,061)	(4,381)	A	(41,442)

Accumulated other comprehensive loss	(584)	—		(584)
Less: treasury stock at cost	(524)	—		(524)
Total CWI stockholders’ equity	482,227	(4,381)		477,846
Noncontrolling interests	12,741	—		12,741

Total equity	494,968	(4,381)		490,587
Total liabilities and equity	$918,506	$77,856		$996,362

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended December 31, 2012

(in thousands except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
								Weighted
	CWI	2012		Other 2013		Hawks Cay		Average
	Historical	Acquisitions		Transactions		Resort		Shares		Pro Forma
Hotel Revenues
Rooms	$8,906	$18,401	B	$88,343	B	$26,384	B			$142,034
Food and beverage	2,671	3,295	B	22,224	B	10,026	B			38,216
Other hotel income	1,395	2,245	B	10,303	B	8,838	B			22,781
Total Hotel Revenues	12,972	23,941		120,870		45,248				203,031
Other real estate income	64	—		—		—				64
Total Revenues	13,036	23,941		120,870		45,248				203,095
Operating Expenses
Hotel Expenses
Rooms	2,508	3,732	C	20,239	C	13,155	C			39,634
Food and beverage	2,160	2,942	C	17,741	C	7,273	C			30,116
Other hotel operating expenses	817	810	C	7,574	C	4,944	C			14,145
General and administrative	1,269	2,339	C	10,346	C	3,841	C			17,795
Sales and marketing	1,191	2,593	C	12,146	C	2,678	C			18,608
Repairs and maintenance	679	963	C	4,531	C	1,807	C			7,980
Utilities	635	807	C	3,747	C	1,246	C			6,435
Management fees	199	749	C	2,739	C	789	C			4,476
Property taxes, insurance and rent	676	1,038	C	4,819	C	2,132	C			8,665
Depreciation and amortization	1,392	3,558	C	18,037	C	4,016	C			27,003
Total Hotel Expenses	11,526	19,531		101,919		41,881				174,857
Other Operating Expenses
Acquisition-related expenses	5,549	(5,143)	D	(97)	D	—				309
Management expenses	689	—		—		—				689
Corporate general and administrative expenses	2,475	—		—		—				2,475
Asset management fees to affiliate	601	680	E	2,333	E	725	E			4,339
Total Other Operating Expenses	9,314	(4,463)		2,236		725				7,812
Operating (Loss) Income	(7,804)	8,873		16,715		2,642				20,426
Other Income and (Expenses)
Net income (loss) from equity investments in real estate	1,611	(840)	F	(1,812)	F	—				(1,041)
Other income	85	—		—		—				85
Bargain purchase gain	3,809	(3,809)	G	—		—				—
Interest expense	(1,199)	(3,090)	H	(13,957)	H	(5,096)	H			(23,342)
	4,306	(7,739)		(15,769)		(5,096)				(24,298)
(Loss) Income from Operations Before Income Taxes	(3,498)	1,134		946		(2,454)				(3,872)
(Provision for) benefit from income taxes	(344)	(101)	I	(818)	I	117	I			(1,146)
Net (Loss) Income	(3,842)	1,033		128		(2,337)				(5,018)
Loss (income) attributable to noncontrolling interests	1,119	(259)	J	1,828	J	—				2,688
Net (Loss) Income attributable to CWI Stockholders	$(2,723)	$774		$1,956		$(2,337)				$(2,330)
Basic and Diluted Net Loss Per Share	$(0.29)									$(0.06)
Basic and Diluted Weighted Average Shares Outstanding	9,323,705							28,779,149	K	38,102,854

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Nine Months Ended September 30, 2013

(in thousands except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
						Weighted
	CWI	Other 2013		Hawks Cay		Average
	Historical	Transactions		Resort		Shares		Pro Forma
Hotel Revenues
Rooms	$56,067	$31,214	B	$22,445	B			$109,726
Food and beverage	11,480	11,229	B	8,910	B			31,619
Other hotel income	5,781	4,473	B	7,634	B			17,888
Total Revenues	73,328	46,916		38,989				159,233
Operating Expenses
Hotel Expenses
Rooms	12,665	7,811	C	11,424	C			31,900
Food and beverage	8,470	8,632	C	6,041	C			23,143
Other hotel operating expenses	3,093	3,425	C	3,951	C			10,469
General and administrative	5,941	4,403	C	3,048	C			13,392
Sales and marketing	7,058	4,570	C	1,979	C			13,607
Repairs and maintenance	2,664	1,882	C	1,256	C			5,802
Utilities	2,538	1,525	C	1,016	C			5,079
Management fees	1,506	869	C	674	C			3,049
Property taxes, insurance and rent	3,630	2,215	C	1,556	C			7,401
Depreciation and amortization	10,155	7,190	C	3,012	C			20,357
Total Hotel Expenses	57,720	42,522		33,957				134,199
Other Operating Expenses
Acquisition-related expenses	17,250	(16,840)	D	(397)	D			13
Management expenses	803	—		—				803
Corporate general and administrative expenses	3,186	—		—				3,186
Asset management fees to affiliate	1,783	906	E	544	E			3,233
Total Other Operating Expenses	23,022	(15,934)		147				7,235
Operating (Loss) Income	(7,414)	20,328		4,885				17,799
Other (Expenses) and Income
Net income (loss) from equity investments in real estate	599	(2,600)	F	—				(2,001)
Interest expense	(8,190)	(5,828)	H	(3,813)	H			(17,831)
	(7,591)	(8,428)		(3,813)				(19,832)
(Loss) Income from Operations Before Incomes Taxes	(15,005)	11,900		1,072				(2,033)
(Provision for) benefit from income taxes	(939)	307	I	(89)	I			(721)
Net (Loss) Income	(15,944)	12,207		983				(2,754)
Loss attributable to noncontrolling interests	529	1,205	J	—				1,734
Net (Loss) Income attributable to CWI Stockholders	$(15,415)	$13,412		$983				$(1,020)
Basic and Diluted Net Loss Per Share	$(0.46)							$(0.02)
Basic and Diluted Weighted Average Shares Outstanding	33,793,892					13,777,352	K	47,571,244

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1. Basis of Presentation

The condensed consolidated statement of operations for the year ended December 31, 2012 was derived from our historical audited consolidated financial statements as of and for the year ended December 31, 2012, included in our Annual Report on Form 10-K for the year ended December 31, 2012. The pro forma condensed consolidated balance sheet as of September 30, 2013 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2013 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

Note 2. Historical Acquisitions

2012 Acquisitions

On May 31, 2012, June 8, 2012, July 9, 2012 and December 6, 2012, we acquired controlling interests in four hotels: Hampton Inn Boston Braintree, Hilton Garden Inn New Orleans French Quarter/CBD, Lake Arrowhead Resort and Spa, and Courtyard San Diego Mission Valley, respectively. Additionally, on October 3, 2012, we entered into the Westin Atlanta Venture, which we account for under the equity method of accounting (collectively, our “2012 Acquisitions”).

Our 2012 Acquisitions are reflected in our historical condensed consolidated statement of operations for the duration of the nine months ended September 30, 2013 and for a portion of the year ended December 31, 2012, reflecting their results of operations from their respective dates of acquisition through the end of each period presented. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Other 2013 Transactions

On February 14, 2013, March 12, 2013, May 29, 2013, June 6, 2013, July 10, 2013 and August 13, 2013, we acquired controlling interests in the Hilton Southeast Portfolio (which is comprised of five select-service hotels), the Courtyard Pittsburgh Shadyside, the Hutton Hotel Nashville, the Holiday Inn Manhattan 6th Avenue Chelsea, the Fairmont Sonoma Mission Inn & Spa and the Marriott Raleigh City Center, respectively (collectively, our “Other 2013 Acquisitions”). On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million (collectively, with the acquisitions described above, the “Other 2013 Transactions”). The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

All of the transactions noted above are reflected in our historical condensed consolidated balance sheet at September 30, 2013 and, therefore, no pro forma adjustments to our historical condensed consolidated balance sheet as of September 30, 2013 were required. In addition, the transactions noted above are reflected in our historical condensed consolidated statement of operations for the nine months ended September 30, 2013 reflecting their results of operations from their respective dates of acquisition through September 30, 2013. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A.  Investment

Hawks Cay Resort

On October 23, 2013, we acquired the Hawks Cay Resort from BH/NV Hawks Cay Property Holdings, LLC, an unaffiliated third party and acquired real estate assets totaling $131.3 million. The resort includes 177 resort guest rooms and a resort residential management program that includes over 250 two-, three- and four-bedroom villas and is located on Duck Key in the Florida Keys. The hotel and the resort residential program will be managed by Pyramid Hotel Group, an unaffiliated third party. In connection with this acquisition, we expensed acquisition costs of $4.4 million, which are reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2013. We placed $8.9 million into lender-held escrow accounts in connection with planned renovations.

We acquired the Hawks Cay Resort through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $79.0 million. The stated interest rate of one-month LIBOR plus 4.9% has effectively been fixed at approximately 5.7% through an interest rate swap agreement, maturing on November 4, 2016, which is the maturity date of the loan. We capitalized $1.5 million of deferred financing costs related to this loan.

The following table presents a summary of assets acquired and liabilities assumed in this business combination, at the date of acquisition (Dollars in thousands):

Hawks Cay
Resort
Acquisition consideration
CWI Cash consideration	$131,301
Assets acquired at fair value:
Land	$25,800
Building	73,150
Furniture, fixtures and equipment	2,891
Accounts receivable	433
Other assets(a)	32,264
Liabilities assumed at fair value:
Accounts payable, accrued expenses, and other liabilities	(3,237)
Net assets acquired at fair value	$131,301

(a)         Other assets includes $31.7 million related to an in-place rental management program recorded as an intangible asset, which is being amortized over 45 years.

Notes to Pro Forma Condensed Consolidated Financial Statements

B.  Hotel Revenue

The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the nine months ended September 30, 2013 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Pre-Acquisition Historical
	Year Ended December 31, 2012

	2012	Other 2013	Hawks Cay

	Acquisitions	Acquisitions	Resort
Rooms	$18,401	$88,343	$26,384
Food and beverage	3,295	22,224	10,026
Other hotel income	2,245	10,303	8,838
	$23,941	$120,870	$45,248

(Dollars in thousands)

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2013

	Other 2013	Hawks Cay

	Acquisitions	Resort
Rooms	$31,214	$22,445
Food and beverage	11,229	8,910
Other hotel income	4,473	7,634
	$46,916	$38,989

C.  Hotel Expenses

Pre-Acquisition Historical Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization, sales and marketing, and management fees as illustrated below. The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the nine months ended September 30, 2013 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Dollars in thousands)

	Pre-Acquisition Historical
	Year Ended December 31, 2012
	2012	Other 2013	Hawks Cay

	Acquisitions	Acquisitions	Resort
Rooms	$3,732	$20,239	$13,155
Food and beverage	2,942	17,741	7,273
Other hotel operating expenses	810	7,574	4,944
General and administrative	2,339	10,346	3,841
Repairs and maintenance	963	4,531	1,807
Utilities	807	3,747	1,246
Property taxes, insurance and rent	1,038	4,819	2,132
	$12,631	$68,997	$34,398

(Dollars in thousands)

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2013
	Other 2013	Hawks Cay

	Acquisitions	Resort
Rooms	$7,811	$11,424
Food and beverage	8,632	6,041
Other hotel operating expenses	3,425	3,951
General and administrative	4,403	3,048
Repairs and maintenance	1,882	1,256
Utilities	1,525	1,016
Property taxes, insurance and rent	2,215	1,556
	$29,893	$28,292

Adjusted Hotel Expenses

Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, one to 11 years for furniture, fixtures and equipment and one to 93 years for intangible assets. Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements entered into upon acquisition. The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Dollars in thousands)

	Year Ended December 31, 2012
	2012	Other 2013	Hawks Cay

	Acquisitions	Acquisitions	Resort
Sales and marketing - pre-acquisition historical	$2,573	$11,269	$2,678
Sales and marketing - pro forma adjustments	20	877	—
Sales and marketing - pro forma results	$2,593	$12,146	$2,678

Management fees - pre-acquisition historical	$740	$3,740	$1,137
Management fees - pro forma adjustments	9	(1,001)	(348)
Management fees - pro forma results	$749	$2,739	$789

Depreciation and amortization - pre-acquisition historical	$2,702	$13,483	$4,546
Depreciation and amortization - pro forma adjustments	856	4,554	(530)
Depreciation and amortization - pro forma results	$3,558	$18,037	$4,016

(Dollars in thousands)

	Nine Months Ended September 30, 2013
	Other 2013	Hawks Cay

	Acquisitions	Resort
Sales and marketing - pre-acquisition historical	$4,592	$1,979
Sales and marketing - pro forma adjustments	(22)	—
Sales and marketing - pro forma results	$4,570	$1,979

Management fees - pre-acquisition historical	$1,419	$977
Management fees - pro forma adjustments	(550)	(303)
Management fees - pro forma results	$869	$674

Depreciation and amortization - pre-acquisition historical	$5,051	$3,524
Depreciation and amortization - pro forma adjustments	2,139	(512)
Depreciation and amortization - pro forma results	$7,190	$3,012

D.  Acquisition-Related Expenses

Acquisition costs directly attributable to our 2012 Acquisitions, which are non-recurring in nature and total $5.1 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

Acquisition costs directly attributable to our Other 2013 Acquisitions, which are non-recurring in nature and total $0.1 million and $16.8 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012 and nine months ended September 30, 2013, respectively. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

Notes to Pro Forma Condensed Consolidated Financial Statements

Acquisition costs of $0.4 million related to the Hawks Cay Resort transaction, which are non-recurring in nature, are reflected in our historical condensed consolidated statement of operations for the nine months ended September 30, 2013. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

E.  Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Year Ended	Nine Months Ended

	December 31, 2012	September 30, 2013

2012 Acquisitions	$680	$—
Other 2013 Acquisitions	2,333	906
Hawks Cay Resort	725	544
	$3,738	$1,450

F.  Net Income (Loss) from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible for and will not reflect losses to the extent our partners continue to have equity in the investments.

2012 Acquisitions

Based on the hypothetical liquidation at book value method, our pro forma equity in the loss of the Westin Atlanta Venture would have been approximately $0.8 million for the period from January 1, 2012 through the date of acquisition.

Other 2013 Transactions

Income from the Long Beach Venture totaling $1.8 million and $2.6 million is reflected in our historical consolidated statement of operations for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively. We have reflected pro forma adjustments to exclude these earnings from our respective pro forma condensed consolidated statements of operations.

G.  Bargain Purchase Gain

A bargain purchase gain of $3.8 million is included in our historical statement of operations for the year ended December 31, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this transaction-related gain in our pro forma condensed consolidated statement of operations, as this is not expected to have a recurring impact on us.

Notes to Pro Forma Condensed Consolidated Financial Statements

H.  Interest Expense

The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012

	2012	Other 2013	Hawks Cay

	Acquisitions	Acquisitions	Resort

Interest expense - pre-acquisition historical	$3,708	$14,265	$2,682
Interest expense - pro forma adjustments	(618)	(308)	2,414
Interest expense - pro forma results	$3,090	$13,957	$5,096

(Dollars in thousands)

	Nine Months Ended September 30, 2013

	Other 2013	Hawks Cay

	Acquisitions	Resort

Interest expense - pre-acquisition historical	$5,127	$1,954
Interest expense - pro forma adjustments	701	1,859
Interest expense - pro forma results	$5,828	$3,813

I.  (Provision for) Benefit from Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent the (expense) benefit that would have been incurred based on the new entity structure, as applicable (in thousands):

	Year Ended	Nine Months Ended

	December 31, 2012	September 30, 2013

2012 Acquisitions	$(101)	$—
Other 2013 Acquisitions	(818)	307
Hawks Cay Resort	117	(89)
	$(802)	$218

J.  Loss (Income) Attributable to Noncontrolling Interests

The combined pro forma adjustment to loss (income) attributable to noncontrolling interest related to our 2012 Acquisitions was $(0.3) million for the year ended December 31, 2012.

The pro forma adjustment to loss (income) attributable to noncontrolling interest related to our Other 2013 Acquisitions was $1.8 million and $1.2 million for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively.

K.  Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements, if we did not have sufficient cash

Notes to Pro Forma Condensed Consolidated Financial Statements

on hand to acquire and commence operations of the hotel for pro forma purposes, were issued on January 1, 2012. In addition, historical weighted average share amounts have been adjusted to treat a stock distribution paid on December 19, 2013 as if it were outstanding as of the beginning of the periods presented.